Major Customers and Credit Risk	12 Months Ended
Dec. 31, 2020
Risks and Uncertainties [Abstract]
MAJOR CUSTOMERS AND CREDIT RISK

Note 12 – MAJOR CUSTOMERS AND CREDIT RISK

The Company had two customers for the year ended December 31, 2020 that contributed 10% or more of total net revenues and one customer for the year ended December 31, 2020 that contributed 10% or more of total net accounts receivable.

The Company had one customer for the year ended December 31, 2019 that contributed 10% or more of total net revenues and one customer for the year ended December 31, 2019 that contributed 10% or more of total net accounts receivable.

The Company had two customers for the year ended December 31, 2018 that contributed 10% or more of total net revenues. The accounts receivable balance due from each of these two customers also accounted for 10% or more of accounts receivable as of December 31, 2018.

The loss of one or more of its significant customers could have a material adverse effect on the Company’s business, operating results, or financial condition. The Company does not require collateral from its customers. To limit the Company’s credit risk, management performs periodic credit evaluations of its customers and maintains allowance for credit losses. Although the Company’s accounts receivable could increase dramatically as the Company grows its sales, management does not believe significant credit risk exists as of December 31, 2020 and 2019.